Talcott Resolution Life Insurance Company Separate Account Seven
Nations Outlook VA Series II-III

Supplement Dated May 17, 2021 to the Prospectus Dated May 3, 2021

Effective June 1, 2021, Columbia Variable Portfolio - Small Company Growth Fund is closed to new and subsequent Premium Payments and transfers of Contract Value.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-7846